GENERAL DATACOMM INDUSTRIES, INC.

                                       and

                                  HSBC BANK USA

                                    Indenture


                         Dated as of September 15, 2003

                                 ---------------


             10% Adjustable Senior Subordinated Debentures due 2008

                        GENERAL DATACOMM INDUSTRIES, INC.
                        Cross-Reference Sheet Required by
                                Regu1ation S-K.
                   Item 601, Exhibits, Instruction 3(b)(4)(iv)

Trust Indenture                                        Section
  Act Section                                         Indenture
  ------------------------------------------------------------
310(a)(1)..................................          5.03; 8.09
    (a)(2)..................................         8.09
    (a)(3)..................................         Not App1icab1e
    (a)(4)..................................         Not App1icab1e
    (b).....................................         8.08; 8.10
311(a).....................................          8.15(a)
    (b).....................................         8.15(b)
312(a).....................................          6.01; 6.02(a)
    (b).....................................         6.02(b)
    (c).....................................         6.02(c)
313(a).....................................          6.04(a)
    (b).....................................         6.04(b)
    (c).....................................         6.04(c)
    (d).....................................         6.04(d)
314(a).....................................          6.01; 5.03
    (b).....................................         Not App1icab1e
    (c)(1)..................................         16.06
    (c)(2)..................................         16.06
    (c)(3)..................................         Not App1icab1e
    (d).....................................         Not App1icab1e
    (e).....................................         16.06
315(a).....................................          8.01
    (b).....................................         7.07
    (c).....................................         8.01
    (d).....................................         8.01
    (d)(1)..................................         8.01(a)
    (d)(2)..................................         8.01(b)
    (d)(3)..................................         8.01(c)
    (e).....................................         7.08
316(a).....................................          7.06
    (a)(1)(A)...............................         7.06
    (a)(1)(B)...............................         7.06
    (a)(2)..................................         Not App1icab1e
    (b).....................................         7.04
317(a)(1)..................................          7.02
    (a)(2)..................................         7.02
    (b).....................................         5.04
318(a).....................................         16.08

                                TABLE OF CONTENTS


                                   ARTICLE One
                                   DEFINITIONS

SECTION 1.01. Definitions...............................................2
              -----------

                                   ARTICLE TWO
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

SECTION 2.01. Amount, Authentication and Delivery of Debentures.........5

SECTION 2.02. Form of Debentures and Trustee's Certificate..............5

SECTION 2.03. Date of Debentures and Denominations......................5

SECTION 2.04. Execution and Authentication of Debentures and
              Use of Temporary Debentures...............................6

SECTION 2.05. Exchange, Registration and Transfer of Debentures.........7

SECTION 2.06. When Company Not Required To Make Transfers or Exchanges..7

SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Debentures...........8

SECTION 2.08. Cancellation of Surrendered Debentures....................8

SECTION 2.09. Debentureholders and Senior Indebtedness..................9

SECTION 2.10. Persons Deemed Owners.....................................9


                                  ARTICLE THREE
                            REDEMPTION OF DEBENTURES

SECTION 3.01. Debentures Redeemable.....................................9

SECTION 3.02. Notice of Redemption......................................9

SECTION 3.03. Debentures Called for Redemption Due and Payable.........10

SECTION 3.04. Deposit of Redemption Moneys.............................10

SECTION 3.05. Redemption in Part.......................................11


                                  ARTICLE Four
                                    SECURITY

SECTION 4.01. Security for Payment of Debentures.......................11

SECTION 4.02. Right to Elect Director(s)...............................11


                                  ARTICLE Five
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 5.01. Payment of Principal of and Interest on Debentures.......12

SECTION 5.02. Maintenance of Offices or Agencies.......................12

SECTION 5.03. Appointment to Fill Vacancy in Office of Trustee.........12

SECTION 5.04. Appointment of Paying Agent Other Than Trustee...........12

SECTION 5.05. Annual Report to Trustee.................................13

SECTION 5.06. Covenant Regarding Authorization.........................13

SECTION 5.07. Payment of Taxes and Other Claims........................13

SECTION 5.08. Covenant as to Indebtedness..............................14


                                   ARTICLE Six
       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 6.01. Covenant to Furnish Information.........................14

SECTION 6.02. Preservation of Information; Communications to
              Debentureholders........................................14

SECTION 6.03. Reports by Company......................................16

SECTION 6.04. Reports by Trustee......................................16


                                  ARTICLE Seven
        REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON EVENT OF DEFAULT

SECTION 7.01. Events of Default Defined; Acceleration of Maturity.....18

SECTION 7.02. Rescission and Annulment................................20

SECTION 7.03. Collection of Indebtedness and Suits for
              Enforcement by Trustee..................................20

SECTION 7.04. Trustee May File Proofs of Claims.......................20

SECTION 7.05. Application of Moneys Collected by Trustee..............21

SECTION 7.06. Limitation on Suits by Holders of Debentures............22

SECTION 7.07. Delay or Omission in Exercise of Rights Not
              Waiver of Default.......................................22

SECTION 7.08. Right of Holders of Majority in Principal Amount
              of Debentures to Direct Trustee and Waive Defaults......23

SECTION 7.09. Trustee to Give Notice of Defaults Known to It,
              but May Withhold in Certain Circumstances...............23

SECTION 7.10. Requirement of Undertaking to Pay Costs in Certain
              Suits Under Indenture or Against Trustee................24

SECTION 7.11. Unconditional Right of Holders to Receive
              Principal and Interest..................................24

SECTION 7.12. Restoration of Rights and Remedies......................24

SECTION 7.13. Rights and Remedies Cumulative..........................24

SECTION 7.14. Waiver of Usury, Stay or Extension Laws.................24

                                  ARTICLE Eight
                             CONCERNING THE TRUSTEE

SECTION 8.01. Duty of  Trustee Prior to and After Event of Default...25

SECTION 8.02. Certain Rights of Trustee..............................26

SECTION 8.03. Trustee Not Liable for Recitals or
              Issuance of Debentures.................................27

SECTION 8.04. Trustee or Others May Hold Debentures..................27

SECTION 8.05. Moneys Held in Trust...................................27

SECTION 8.06. Compensation, Reimbursement and Indemnity..............28

SECTION 8.07. Right of Trustee to Rely on  Officers' Certificates....28

SECTION 8.08. Conflicting Interests..................................28

SECTION 8.09. Notice of Default......................................29

SECTION 8.10. Requirements for Eligibility of Trustee................29

SECTION 8.11. Resignation and Removal of Trustee; Appointment
              of Successor...........................................29

SECTION 8.12. Acceptance by Successor to Trustee.....................30

SECTION 8.13. Successor to Trustee by Merger or Consolidation
              or Succession to Business..............................31

SECTION 8.14. Authenticating Agents..................................31

SECTION 8.15. Preferential Collection of Claims Against Company......32


                                  ARTICLE Nine
                         CONCERNING THE DEBENTUREHOLDERS

SECTION 9.01. Evidence of Action Taken by Debentureholders...........36

SECTION 9.02. Proof of Execution of Instruments and of
              Holding of Debentures..................................36

SECTION 9.03. Registered Holders of Debentures May
              be Treated as Owners...................................37

SECTION 9.04. Debentures Owned by Company Deemed Not Outstanding.....37

SECTION 9.05. Action by Debentureholders Binds Future Holder.........37


                                   ARTICLE Ten
                           ACTION BY DEBENTUREHOLDERS

SECTION 10.01. Purposes For Which Meetings May Be Called.............38

SECTION 10.02. Manner of Calling Meetings............................38

SECTION 10.03. Call of Meetings by Company or Certain Holders........38

SECTION 10.04. Persons Entitled to Vote At a Meeting.................39

SECTION 10.05. Quorum; Action........................................39

SECTION 10.06. Determination of Voting Rights; Conduct
               and Adjournment of Meeting............................39

SECTION 10.07. Counting Votes and Recording Action of Meetings.......40

SECTION 10.08. Acts of Debentureholders in Writing...................40

SECTION 10.09. Direction of Trustee Relative to
               Appointment of Directors..............................41

SECTION 10.10. No Delay..............................................41


                                 ARTICLE Eleven
                             SUPPLEMENTAL INDENTURES

SECTION 11.01. Supplemental Indentures Authorized By Directors.......41

SECTION 11.02. Supplemental Indentures with Consent of
               Debentureholders......................................42

SECTION 11.03. Effect of Supplemental Indentures.....................43

SECTION 11.04. Notation on Debentures in Respect of
               Supplemental Indentures...............................44

SECTION 11.05. Trustee May Receive Opinion of Counsel................44


                                 ARTICLE Twelve
                         CONSOLIDATION, MERGER AND SALE

SECTION 12.01. Company May Consolidate...............................44

SECTION 12.02. Successor Corporation to be Substituted...............45

SECTION 12.03. Opinion of Counsel as Evidence........................45


                                ARTICLE Thirteen
                           SUBORDINATION OF DEBENTURES

SECTION 13.01. Agreement to Subordinate; Senior Subordination........45

SECTION 13.02. Distribution on Dissolution or Reorganization.........46

SECTION 13.03. Payments Permitted; Knowledge of Trustee..............48

SECTION 13.04. Debentureholders Authorize Trustee to Subordinate.....49

SECTION 13.05. Trustee May Hold Senior Indebtedness..................49


                                ARTICLE Fourteen
            SATISFACTION AND DISCHARGE OF INDENTURE;DEPOSITED MONEYS

SECTION 14.01. Satisfaction and Discharge of Indenture...............50

SECTION 14.02. Application by Trustee of Funds Deposited
               For Payment of Debentures.............................50

SECTION 14.03. Payment of Moneys Held by Paying Agent................51

SECTION 14.04. Return of Unclaimed Money.............................51

                                 ARTICLE Fifteen
   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND TRUSTEES OR DIRECTORS

SECTION 15.01. Personal Immunity From Liability of
               Incorporators, StockholderS and Others................51

                                 ARTICLE Sixteen
                            MISCELLANEOUS PROVISIONS

SECTION 16.01. Successors............................................51

SECTION 16.02. Acts by Successor Valid...............................52

SECTION 16.03. Surrender of Powers by Company........................52

SECTION 16.04. Notices and Demands on Company and Trustee............52

SECTION 16.05. Laws of New York to Govern............................52

SECTION 16.06. Officer's Certificates and Opinions of Counsel;
               Statements to be Contained Therein....................52

SECTION 16.07. Payments on Non-Business Days.........................53

SECTION 16.08. Provisions Required by Trust
               Indenture Act of 1939 to Control......................53

SECTION 16.09. Effect of Invalidity of Provisions....................53

SECTION 16.10. Indenture May Be Executed in Counterparts;
               Trustee Accepts Trusts................................53

                                 TRUST INDENTURE

                  INDENTURE, dated as of the 15th day of September, in the year 2003, between GENERAL DATACOMM INDUSTRIES, INC., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware, having its principal office at 6 Rubber Avenue, Naugatuck, CT 06762-1299, (hereinafter called the "Company"), party of the first part, and HSBC BANK USA, a New York banking corporation, as Trustee hereunder having its principal office at 452 Fifth Avenue, New York, NY 10018 (hereinafter sometimes called the "Trustee"), party of the second part.

            WHEREAS, pursuant to a Plan of Reorganization (the "Plan") approved and confirmed by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), the Company is empowered to issue debentures to its general unsecured creditors in satisfaction of any claims such unsecured creditors may have against the Company in its capacity as a debtor and debtor in possession in that certain bankruptcy action captioned In Re: General Datacomm Industries, Inc., et al. (Case No. 01-11101 (PJW))(the "Bankruptcy Case");

            WHEREAS, for its lawful corporate purpose and in furtherance of the Plan, the Company has duly authorized an issue of debentures designated 10% Adjustable Senior Subordinated Debentures due 2008 (hereinafter referred to as the "Debentures"), in an aggregate principal amount not to exceed the amount of the Unsecured Creditors' Claims, to be issued under and pursuant to the provisions hereof, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

            WHEREAS, the Debentures to be issued pursuant to this Indenture are being issued pursuant to the Plan and pursuant to ss. 1145(a) of the Bankruptcy Code are not subject to Section 5 of the Securities Act of 1933 and any state or local registration requirements; and

            WHEREAS, all acts and things necessary to make the Debentures, when executed and delivered by the Company and authenticated by the Trustee and delivered as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement, have been done and performed, and the execution and delivery of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes and delivers this Indenture and proposes to make, execute, issue and deliver the Debentures,

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            That in order to  declare  the terms and  conditions  upon which the
Debentures are and are to be authenticated, issued and held, and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution and delivery of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Debentures, as follows:

                                   ARTICLE One

                                   DEFINITIONS

SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act of l939 or that are by reference in such act defined in the Securities Act of l933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

            "Board of Directors" shall mean the board of directors of the Company.

            "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, or required by executive order, to close.

            "Company" shall mean General DataComm Industries, Inc. and, subject to the provisions of Article Twelve, shall also include its successors and assigns.

            "Corporate Trust Office of the Trustee", or any similar term, shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is, at the date of the execution of this Indenture, located at 452 Fifth Avenue, New York, NY 10018.

            "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

            "Debenture Registrar" shall be as defined in Section 2.05.

            "Debentureholder", "holder of Debentures", "holders", or other similar terms, shall mean the registered holder of any Debenture.

            "Effective Date" shall mean September 15, 2003.

            "Event of Default" shall mean any event specified in Section 7.0l continued for the period of time, if any, therein designated.

            "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented, as so amended or supplemented.

            "Interest Payment Date" shall mean the first day of each calendar month from and after satisfaction of the Obligations by the Company.

            "Naugatuck Property" shall mean that certain real estate of a Company Subsidiary situated in Naugatuck, Connecticut and commonly known as 6 Rubber Avenue, Naugatuck, Connecticut 06770.

            "Obligations" shall mean all indebtedness and other liabilities of the Company and its Subsidiaries under the Senior Loan Agreement.

            "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section l6.06.

            "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who shall be satisfactory to the Trustee, and who may be an employee of or counsel to the Company. Each such opinion shall include the statements provided for in Section l6.06.

            "Outstanding", when used with reference to Debentures, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except

(a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(b) Debentures or portions thereof for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee, provided that if such Debentures or portions are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

(c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.07.

            "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

            "Plan" shall have the meaning set forth in the recitals to this Indenture.

            "Responsible Officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the president, any vice president, the secretary, the treasurer, any trust officer, the cashier, any second or assistant vice president, any assistant trust officer, any assistant secretary, any assistant treasurer, any assistant cashier, or any other officer or assistant officer of the Corporate Trust Office of the Trustee having direct responsibility for the administration of this indenture customarily performing functions similar to those performed by the persons who at the time shall be
                                        3
such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

            "Senior Indebtedness" shall mean the principal of, premium, if any, and interest on: (a) the Obligations; (b) any Senior Indebtedness permitted by
Section 5.08(i), (ii) and (iii); and (c) any deferrals, amendments, renewals, extensions, modifications, replacements, refinancings and refundings of any indebtedness or obligations of the types referred to above; provided, however, that Senior Indebtedness shall not include (i) the Debentures; (ii) any indebtedness or obligation of the Company that, by its terms or the terms of the instrument creating or evidencing it, is both subordinated to any other indebtedness or obligations of the Company and in right of payment to the Debentures; (iii) any indebtedness or obligation of the Company to any of its Subsidiaries; and (iv) any indebtedness or obligation that is both incurred by the Company in connection with the purchase of assets, materials or services in the ordinary course of business and constitutes an unsecured trade payable; provided, further, however, that any new mortgage on the Naugatuck Property shall constitute Senior Indebtedness only if the net proceeds after all expenses of any such new mortgage are used to satisfy the Obligations or, in the event the Obligations are then satisfied, to reduce the outstanding amount owing on the Debentures; and provided, further, however, that in no event can the total amount of Senior Indebtedness at any time exceed Thirty Million Dollars ($30,000,000).

            "Senior Indebtedness Default" shall mean the occurrence of any default in the payment of principal, premium, if any, or interest upon any Senior Indebtedness or any event of default, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof, or its or their designated representatives, or any trustee under any instrument under which the same is outstanding, to declare such Senior Indebtedness due and payable prior to the stated maturity thereof.

            "Senior Loan Agreement" shall mean the Loan and Security Agreement, dated as of August 20, 2002, among the Company, certain of its Subsidiaries, the lenders party thereto from time to time and Ableco Finance LLC, as agent for such lenders, as amended, supplemented, modified, refinanced, replaced or restated from time to time.

            "Senior Secured Interest" or "Senior Secured Interests" shall mean, except as otherwise provided in Section 4.01 of this Indenture, any and all security interests securing repayment of any and all Senior Indebtedness.

            "Senior Subordinated Indebtedness" shall mean the Debentures.

            "Subsidiary" shall mean any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Company or by any subsidiary or subsidiaries, or by the Company and one or more subsidiaries.

            "Trustee" shall mean the Trustee under this Indenture for the time being, whether original or successor.

            "Trust Indenture Act of 1939", subject to the provisions of Sections
11.01 and 11.02, shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture.

            "Unsecured Creditors' Claims" shall mean the total dollar amount of allowed unsecured non-priority claims included in Class 4 under the Plan.

                                   ARTICLE Two

     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES


SECTION 2.01. Amount, Authentication and Delivery of Debentures. Debentures, not to exceed the aggregate amount of the Unsecured Creditors' Claims, except as provided in Section 2.07, may, upon the execution of this Indenture or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its Chairman of the Board, President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, without further action by the Company; provided, however, that at the time of the issuance of any Debentures hereunder, the Company shall represent to the Trustee that, after giving effect to the issuance of such Debentures, the aggregate amount of all Debentures does not exceed the aggregate amount of the Unsecured Creditors' Claims.

SECTION 2.02. Form of Debentures and Trustee's Certificate. The Debentures and the Trustee's certificate of authentication to be borne by the Debentures shall be substantially in the form of Exhibit "A" to this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Debentures may be listed, or to conform to usage.

SECTION 2.03. Date of Debentures and Denominations. The Debentures shall be issuable as registered Debentures without coupons in denominations of any amount so long as the aggregate principal amount of all Debentures issued does not exceed the Unsecured Creditors' Claims, except as provided in Section 2.07.

            The Debentures shall be dated the date of authentication and shall bear interest from the date of the issuance, payable on the first day of each calendar month; provided, however, that interest shall accrue but shall not be payable at any time while the Obligations are outstanding.

            The person in whose name any Debenture is registered at the close of business on the record date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Debenture upon any registration of transfer or exchange thereof subsequent to such record date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names the Debentures are registered on a record date fixed by the Company for the payment of such defaulted interest by notice given by mail by or on behalf of the Company to the holders of Debentures not less than 15 days preceding such record date, which record date shall be not more than 15 days nor less than 5 Business Days before the date for such payment.

            If any Debenture or portion thereof is called for redemption on a redemption date after the close of business on the record date next preceding any Interest Payment Date and before the opening of business on such Interest Payment Date and notice of such redemption has been mailed and funds for such redemption have been duly provided, interest accrued to the redemption date on such Debenture or portion so called shall be paid only against surrender of the Debenture for redemption in accordance with said notice.

SECTION 2.04. Execution and Authentication of Debentures and Use of Temporary Debentures. The Debentures shall be signed on behalf of the Company by, or bear the facsimile signature of, its Chairman of the Board, President or a Vice President, under its corporate seal attested by the manual or facsimile signature of its Secretary or an Assistant Secretary or the Treasurer. Such facsimile signatures may be imprinted or otherwise reproduced on the Debenture. The Company may adopt and use the signature or facsimile signature of any person who shall be any such officer of the Company at the time of the execution of Debentures, irrespective of the date as of which the same shall be executed, or of any person who shall have been any such officer of the Company, notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of, he shall have ceased to be such officer of the Company. The seal of the Company may be in the form of a facsimile of the seal of the Company and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures.

            Only such Debentures as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated hereunder and that the holder is entitled to the benefits of this Indenture.

            Pending the preparation of definitive Debentures, the Company may execute, and upon Company orders the Trustee shall authenticate and deliver, temporary Debentures that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

            If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at any office or agency of the Company designated pursuant to Section 5.02, without charge to the holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

SECTION 2.05. Exchange, Registration and Transfer of Debentures. The Company shall keep at the Corporate Trust Office or agency to be maintained by the Company as provided in Section 5.02 a register in which, subject to such reasonable regulations as it may prescribe, it will register all Debentures. Upon surrender of any Debenture for registration of transfer at such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount of Debentures of any authorized denominations.

            Unless and until otherwise determined by the Company by resolution of the Board of Directors, the register of the Company in the Borough of Manhattan, City and State of New York, for the purpose of registration, exchange or registration of transfer of the Debentures shall be kept at the Corporate Trust Office of the Trustee and, for this purpose, the Trustee is hereby initially designated "Debenture Registrar".

            All denominations of Debentures shall be exchangeable for one or more Debentures in equal aggregate principal amounts. Debentures to be exchanged shall be surrendered at the office or agency to be maintained by the Company for the purpose as provided in Section 5.02 and the Company shall execute and register the transfer thereof and the Trustee shall authenticate and deliver in exchange therefor the Debenture or Debentures which the Debentureholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

            All Debentures presented or surrendered for registration of transfer, exchange, redemption, or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the registered holder or his attorney duly authorized in writing.

            For any exchange or registration of transfer or redemption of Debentures, the Company, at its option, may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge that may be imposed in relation thereto. No service charge shall be made for any such transaction.

SECTION 2.06. When Company Not Required To Make Transfers or Exchanges. The Company shall not be required to register the transfer of or exchange Debentures for a period of l5 days next preceding any selection of Debentures to be redeemed, nor shall it be required to register the transfer of or exchange any Debentures or portions thereof called or being called for redemption in whole or in part except, in the case of any Debentures to be redeemed in part, the portion thereof not so to be redeemed.

SECTION 2.07. Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Debenture of like tenor, bearing a number not contemporaneously outstanding and such notation as may be required by the rules and regulations of any national securities exchange upon which the Debentures are, or are to be, listed, in exchange and substitution for the mutilated Debenture or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity or both as may be required by them to save each of them, and, if requested, any paying agents and Debenture Registrars of the Company, harmless from all risk, however remote, and the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the mutilation, destruction, loss or theft of the applicant's Debenture and of the ownership thereof. Subject to its receipt of such security or indemnity or both and of such evidence, the Trustee shall authenticate any such substituted Debenture and deliver the same upon the written request or authorization of any officer of the Company. Upon the issue of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses, including counsel fees, of the Company, the Trustee, and any paying agent or Debenture Registrar, connected therewith. In case any Debenture which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and evidence to the satisfaction of the Company and the Trustee of the mutilation, destruction, loss or theft of such Debenture and of the ownership thereof.

            Every Debenture issued pursuant to the provisions of this Section in substitution for any Debenture that is alleged to have been destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and such new Debenture shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, or payment of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement, or payment of negotiable instruments or other securities without their surrender.

SECTION 2.08. Cancellation of Surrendered Debentures. All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be delivered to the Trustee and shall be canceled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. Unless otherwise directed by the Company, the Trustee shall burn or destroy by shredding canceled Debentures and deliver a certificate thereof to the Company. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee, or surrendered to the Trustee, for cancellation.

SECTION 2.09. Debentureholders and Senior Indebtedness. Nothing in this Indenture or in the Debentures, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Debentures and, to the extent provided in Article Thirteen, the holders of Senior Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all of the covenants, conditions and provisions herein being for the sole benefit of the parties hereto and of the holders of the Debentures and, to the extent aforesaid, the holders of Senior Indebtedness.

SECTION 2.10. Persons Deemed Owners. Prior to due presentment of Debentures for registration of transfer, the Company or the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Debentures are registered as the owner of such Debentures for purpose of receiving payment of principal of, and (subject to Section 2.05) interest on such Debentures and for all other purposes whatsoever, whether or not such Debentures are overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                                  ARTICLE Three

                            REDEMPTION OF DEBENTURES

SECTION 3.01. Debentures Redeemable. Subject to the provisions of Article Thirteen hereof and the prior to satisfaction in full of the Obligations, the Company may, at its option, redeem the Debentures, in whole or in part, at any time, prior to maturity, on not less than 15 nor more than 30 days' notice to each Debentureholder, at the redemption prices (expressed as percentages of the principal amount thereof to be redeemed) set forth in the tabulation in the form of Debenture provided for herein, in each case, with accrued interest to the date of redemption (adjusted, as appropriate, in accordance with the date on which such redemption occurs but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall, subject to
Section 2.03, be paid to the holder at the close of business on the preceding record date).

SECTION 3.02. Notice of Redemption. In case the Company shall desire to exercise such right to redeem all or any part of the Debentures in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Debentures to be redeemed in whole or in part as hereinafter in this Section provided.

            Notice of redemption to the holders of Debentures to be redeemed, in whole or in part, shall be given by mailing, first class postage prepaid, a notice of such redemption not later than the fifteenth day, and not earlier than the thirtieth day, before the date fixed for redemption to such holders at their last addresses as they shall appear upon the registration books. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give notice by mail, or any defect in the notice to the holder of any Debentures designated for redemption in whole or in part, shall not affect the validity of the proceedings for the redemption of any other Debentures.

            Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Debentures are to be redeemed, and shall specify where payment of the redemption price is to be made, upon presentation and surrender of such Debentures, and shall state that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that from and after said date interest thereon will cease to accrue. In case any Debenture is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the redemption date, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

            If less than all the Debentures are to be redeemed, the Company shall give the Trustee 20 days' prior written notice, or such shorter notice as may be acceptable to the Trustee, in advance of the redemption date as to the aggregate principal amount of Debentures to be redeemed, and thereupon the Trustee shall select the particular Debentures or parts thereof so to be redeemed by lot, pro rata, or according to such other method as the Trustee shall deem proper in its discretion and shall thereafter promptly notify the Company in writing of the numbers of the Debentures (or portions thereof) to be redeemed. For the purpose of determining the Debentures to be redeemed, the Trustee need not treat as Outstanding any Debentures authenticated within l5 days prior to its date of selection.

SECTION 3.03. Debentures Called for Redemption Due and Payable. If the giving of notice of redemption shall have been completed as provided in Section 3.02, the Debentures or portions of Debentures specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date of redemption (unless the Company shall default in the payment of such Debentures or portions thereof at the redemption price, together with interest accrued thereon to the date fixed for redemption) interest on the debentures or portions of Debentures so called for redemption shall cease to accrue. On presentation and surrender of such Debentures on or after said date at said place of payment in said notice specified, the said Debentures shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

SECTION 3.04. Deposit of Redemption Moneys. Anything in this Indenture contained to the contrary notwithstanding, if the giving of the notice of redemption shall have been completed as provided in Section 3.02, and if the Company shall have deposited in trust with the Trustee funds (to be immediately available for payment) sufficient to redeem the Debentures to be redeemed on the date fixed for redemption, at the applicable redemption price, together with interest accrued to the date fixed for redemption, then all obligations of the Company in respect of such Debentures shall cease and be discharged and subject to the provisions of Article Fourteen, the holders of such Debentures shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under this Indenture, or in respect of such Debentures.

SECTION 3.05. Redemption in Part. Upon presentation and surrender of any Debenture that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount equal to the unredeemed portion of the Debenture so presented.

                                  ARTICLE Four

                                    SECURITY

SECTION 4.01. Security for Payment of Debentures. To secure repayment of the Debentures, the Company shall grant a subordinated security interest to the Trustee pursuant to a Security Agreement substantially in the form of Exhibit "B" to this Indenture. The security interest granted to the Trustee will be subordinate at all times to the Senior Secured Interests. Notwithstanding anything in this Indenture or the Security Agreement to the contrary, the Trustee and the Debentureholders shall not be permitted to exercise any right with respects to, or enforce the security interest granted by the Security Agreement until such time as all of the Senior Indebtedness secured by any Senior Secured Interests has been paid in full and such Senior Secured Interests have been released, discharged or otherwise terminated.

SECTION 4.02. Right to Elect Director(s). From and after confirmation of the Plan, the Trustee, acting on behalf and at the direction of the Debentureholders as provided in and subject to the provisions of Section 10.05 hereof, shall have the ability to elect one member of the Board of Directors until such time as the Debentures are paid in full; provided, however, that if the Obligations are not satisfied in full by the third anniversary of the effective date of the Plan, then the Trustee shall be entitled to appoint two additional members, for a total of three members of the Board of Directors, until such time as the Obligations are paid in full; and provided, further, however, that after the Obligations have been paid in full, if there is an Event of Default with respect to the payment of interest or principal of the Debentures and such Event of Default is not cured within sixty days after notice to the Company from the Trustee of such Event of Default, then the Trustee, acting on behalf and at the direction of the Debentureholders, shall be entitled to elect a majority of the members of the Board of Directors until such time as the Debentures are paid in full.

                                  ARTICLE Five

                       PARTICULAR COVENANTS OF THE COMPANY

            The Company covenants and agrees as follows:

SECTION 5.01. Payment of Principal of and Interest on Debentures. The Company will duly and punctually pay or cause to be paid the principal of and interest on each of the Debentures at the time and place and in the manner provided in the Debenture; provided, however, that the Company shall not pay any such principal or interest until after the payment in full of the Obligations and the termination of the Senior Loan Agreement. The Company shall pay interest on overdue principal and interest at the rate borne by the Debentures to the extent lawful. An installment of principal or interest shall be considered paid on the date it is due if the payment agent holds on or prior to that date money deposited by the Company in immediately available funds and designated for and sufficient to pay such amount due and the payment agent is not prohibited from paying such money to the Debentureholders on that date pursuant to the terms of the Indenture.

SECTION 5.02. Maintenance of Offices or Agencies. As long as any of the Debentures remain Outstanding, the Company will maintain an office or agency or offices or agencies in the Borough of Manhattan, City and State of New York, where the Debentures may be presented for registration, transfer and exchange as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served, and where the Debentures may be presented for payment. Until otherwise designated by the Company in a notice to the Trustee, such office or agency for all of the above purposes shall be the Corporate Trust Office of the Trustee. The Company will give to the Trustee notice of any change of location of any of such offices or agencies. In case the Company shall fail to maintain such an office or agency or offices or agencies for all such purposes or shall fail to give such notice of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

            The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Debentures have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest on the Debentures have been made available for payment and either paid or returned to the Company pursuant to provisions of Section 5.04, the Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served.

SECTION 5.03. Appointment to Fill Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.11, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 5.04. Appointment of Paying Agent Other Than Trustee. (a) The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Debentures. If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section.

(1) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures, or of the Trustee, as the case may be, and

(2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable.

(b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures, a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of any failure (by it or any other obligor on the Debentures) to take such action.

(c) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of
Section 14.04 hereof.

SECTION 5.05. Annual Report to Trustee. The Company will, within 120 days after the end of each fiscal year (which, at the date hereof, terminates on September
30), file with the Trustee an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year (or, in the case of the first Officers' Certificate filed during the period from the date of execution hereof to September 30 of such year) has been made under the supervision of the signers of such certificate with a view to determining whether the Company has kept, observed, performed and fulfilled all the covenants, agreements and obligations on its part in this Indenture contained and that to the best of their knowledge the Company is not in default in the performance, observance or fulfillment of any of the terms, provisions and conditions hereof, and that no default exists or, if the Company shall be so in default or if any default exists, specifying all such defaults, and the nature and status thereof, of which they may have knowledge.

SECTION 5.06. Covenant Regarding Authorization. The Company represents and warrants that it is duly authorized under the laws of the State of Delaware and under all other provisions of law applicable thereto to create and issue the Debentures and to execute this Indenture, and all corporate action on its part for the creation and issue of such Debentures and the execution and delivery of this Indenture has been duly and effectively taken and that the Debentures, when issued, will be valid and binding obligations of the Company and entitled to the benefits of this Indenture.

SECTION 5.07. Payment of Taxes and Other Claims. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, all stamps and other duties, if any, that may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance of any Debentures; provided, however, that, (A) the Company shall not be required to pay or discharge or cause to be paid or discharged any tax or duty whose amount, applicability or validity is being contested in good faith by appropriate proceedings, and (B) except as otherwise provided herein the Company shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment or other governmental charge imposed by any government or any political subdivision thereof or taxing authority thereof or therein.

SECTION 5.08. Covenant as to Indebtedness. The Company will not incur any indebtedness that is junior in right of payment to any Senior Indebtedness unless such indebtedness will rank junior in right of payment with the Debentures; provided, however, that the Company may, without the consent of the Indenture Trustee or the Debentureholders (i) refinance or otherwise replace any Senior Indebtedness existing on the date of this Indenture including the Obligations; (ii) issue additional Senior Indebtedness if needed by the Company for working capital purposes, but only to the extent that (x) the Company's inventory and accounts receivable with respect to ongoing operations exceed the Company's aggregate inventory and accounts receivable on the effective date of the Plan and (y) the total outstanding Senior Indebtedness outstanding does not exceed $30,000,000; and (iii) issue additional Senior Indebtedness if the net proceeds after payment of all expenses of such issuance are used to satisfy, in whole or exclusively in part, Outstanding Debentures issued pursuant to this Indenture.

                                   ARTICLE Six

                     DEBENTUREHOLDERS' LISTS AND REPORTS BY
                           THE COMPANY AND THE TRUSTEE

SECTION 6.01. Covenant to Furnish Information. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee at such times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company or any of its paying agents, as to the names and addresses of the holders of the Debentures obtained since the date as of which the next previous list, if any, was furnished; provided, however, that as long as the Trustee shall be the Debenture Registrar such list need not be furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date.

SECTION 6.02.  Preservation of Information;  Communications to Debentureholders.
(a)The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures (1) contained in the most recent list furnished to it as provided in
Section 6.01, (2) received by it in the capacity of paying agent (if so acting) hereunder, (3) received by it in the capacity of Debenture Registrar, and (4) filed with it within two preceding years pursuant to the provisions of paragraph
(2) of subsection (c) of Section 6.04.

            The Trustee may (1) destroy any list  furnished to it as provided in
Section 6.01 upon receipt of a new list so furnished, (2) destroy any information received by it as paying agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an interest payment date of the Debentures, a list containing the names and addresses of the holders of Debentures obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as paying agent (if so acting) hereunder upon the receipt of a new list so delivered, and (4) destroy any information filed with it by holders of Debentures for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of Section 6.04, but not until two years after such information has been filed with it.

(b) In case five or more holders of Debentures (hereinafter referred to as "applicants") aggregating no less than 10% of the principal amount of the Debentures Outstanding, apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application at its election, either

(1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

(2) inform such applicants as to the approximate number of holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communications, if any, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of all such applicants, mail to each Debentureholder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Trustee shall mail to such applicants a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion and the Trustee shall thereafter be relieved of any obligation or duty to such applicants respecting their application.

(c) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

SECTION 6.03. Reports by Company. (a) The Company covenants and agrees to file with the Trustee within 15 days after the Company files the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports that the Company may file with said Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or, if the Company does not file information, documents or reports pursuant to either of such sections, then to file with the Trustee such of the supplementary and periodic information, documents and reports which may be filed pursuant to
Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange.

(b) The Company covenants and agrees to file with the Trustee such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be filed from time to time with the Securities and Exchange Commission.

(c) The Company covenants and agrees to transmit to the holders of Debentures within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 6.04 with respect to reports pursuant to subsection (a) of said Section 6.04, such summaries of any information, documents and reports required to be filed by the Company with the Trustee pursuant to subsections (a) and (b) of this Section.

SECTION 6.04. Reports by Trustee. (a) On or before the first April 15 following execution of this Indenture, and on or before April 15 in every year thereafter, so long as any Debentures are Outstanding hereunder, the Trustee shall transmit to the Debentureholders as hereinafter in this Section provided, a brief report dated as of the preceding February 15, with respect to:

(1) its eligibility under Section 8.10, and its qualifications under Section 8.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

(2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, if such advances so remaining unpaid aggregate more than one-half of one percent of the principal amount of the Debentures Outstanding on the date of such report;

(3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3),
(4), or (6) of subsection (b) of Section 8.15;

(4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

(5) any additional issue of Debentures that the Trustee has not previously reported; and

(6) any action taken by the Trustee in the performance of its duties under this Indenture that it has not previously reported and that in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.09.

(b) The Trustee shall transmit to the Debentureholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debentures on property or funds held or collected by it as Trustee, and that it has not previously reported pursuant to this subsection, if such advances remaining unpaid at any time aggregate more than ten percent of the principal amount of Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.

(c)      Reports pursuant to this Section shall be transmitted by mail:

(1) to all registered holders of Debentures, as the names and addresses of such holders appear upon the registration books of the Company;

(2) to such holders of Debentures as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

(3) except in the cases of reports pursuant to subsection (b) of this Section, to each Debentureholder whose name and address is preserved at the time by the Trustee, as provided in subsection (a) of Section 6.02.

(d) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each securities exchange upon which the Debentures are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Debentures become listed on any securities exchange.

                                  ARTICLE Seven

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                               ON EVENT OF DEFAULT

SECTION 7.01. Events of Default Defined; Acceleration of Maturity. In case one or more of the following Events of Default shall have occurred and be continuing, that is to say after full satisfaction of the Obligations:

(a) default in the due and punctual payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable after the satisfaction and payment in full of the Obligations, whether or not such payment is prohibited by the provisions of Article Thirteen, and such default continues for a period of 60 days; or

(b) default in the due and punctual payment of the principal of any Debenture as and when the same shall become due and payable after the satisfaction and payment in full of the Obligations, whether or not such payment is prohibited by the provisions of Article Thirteen, or the Company fails to redeem or purchase Debentures when required pursuant to this Indenture or the Debentures after the satisfaction and payment in full of the Obligations, whether or not prohibited by the provisions of Article Thirteen either at maturity, upon redemption, by declaration as authorized by this Indenture, or otherwise and such default continues for a period of 60 days; or

(c) failure on the part of the Company to duly observe or perform any of the covenants or agreements on the part of the Company in the Debentures or in this Indenture, for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, by registered mail, or to the Company and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Debentures at the time Outstanding; or

(d) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company as bankrupt or insolvent, or approving a petition seeking reorganization of the Company under the Bankruptcy Code or any other similar applicable federal or State law (excluding the Bankruptcy Case), and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

(e) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Bankruptcy Code or any other similar applicable federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors;

(f) the security interest granted to the Trustee on behalf of the Debenture Holders shall become unperfected other than by action(s) of the Debenture Holders;

(g) any security interest is granted by the Company that is senior to the security interest granted to the Trustee on behalf of the Debenture Holders other than the Senior Secured Interest and any security interest with respect to Senior Indebtedness permitted pursuant to Section 5.08 of this Indenture; or

(h) a default by the Company under an obligation to which the Debentures are subordinated that continues after the expiration of any applicable grace period and results in the holder of such Obligation declaring the Obligation due and owing.

then and in each and every such case (other than an Event of Default specified in clause (d) and (e) of this Section 7.01), so long as such Event of Default shall not have been remedied, unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Debentures then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of all the Debentures then Outstanding to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the said Debentures contained to the contrary notwithstanding. If an Event of Default specified in clause (d) or (e) of this
Section 7.01 occurs, the principal of and interest on all the Debentures shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or the holders of any of the Debentures. This provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, but before the Debentures shall have become due by their terms and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures then Outstanding and the principal of any and all Debentures then Outstanding that shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent the payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Debentures to the date of such payment or deposit) and the amount payable to the Trustee under Section 8.06. If any and all defaults under the Indenture, other than the nonpayment of principal or interest on Debentures then Outstanding that has become due because of acceleration of any Debentures; shall have been remedied or provision shall have been made therefore to the satisfaction of the Trustee, - then and in every such case the holders of a majority in aggregate principal amount of the Debentures then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall conflict with any judgment or decree or extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Notwithstanding the foregoing or anything in this Indenture or the Debentures to the contrary, no Event of Default shall be deemed to have occurred or may be called until after the Obligations have been paid in full and satisfied; provided, however, that upon the occurrence of the events set forth in subsections (d) and (e) of this Section 7.01, nothing herein shall prevent the Trustee from filing a proof of claim or otherwise appearing in such proceeding to preserve any rights afforded to the Trustee or Debenture Holders under the terms of this Indenture and the Debentures.

SECTION 7.02. Rescission and Annulment. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that, after payment in full of the Obligations, in case a default shall be made in the payment of the principal and interest of any of the Debentures when the same shall have become due and payable, whether upon maturity of the Debentures, or upon redemption or repurchase or declaration as authorized by this Indenture or otherwise, and such default shall have continued for a period of 30 days, then, upon demand by the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures then Outstanding, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 8.06.

            In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures and collect in the manner provided and to the extent permitted by law out of the property of the Company or other obligor upon the Debentures wherever situated the moneys adjudged or decreed to be payable.

SECTION 7.04. Trustee May File Proofs of Claims. The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Debentures allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other judicial proceedings relative to the Company or any other obligor on the Debentures or their creditors, or affecting their property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Debentures, with authority to make and file in the respective names of the holders of the Debentures or on behalf of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receipt payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the holders of the Debentures against the Company or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Debentureholder.

            All rights of action and of asserting claims under this Indenture or under any of the Debentures may be enforced by the Trustee without the possession of any of the Debentures or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for payment of expenses and of the reasonable compensation, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures, subject to the provisions of this Indenture.

SECTION 7.05. Application of Moneys Collected by Trustee. Subject to the provisions of Article Thirteen hereof, any moneys collected by the Trustee, pursuant to Section 7.03, shall be applied in the order following, at the date or dates fixed by the Trustee, and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Debentures and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                       FIRST: To the payment of costs and expenses of collection, and of all amounts payable to the Trustee under Section 8.06;

                       SECOND: In case the principal of the Outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures, in the order of the maturity of the installments of such interest, with interest (so far as may be lawful and if such interest has been collected by the Trustee) upon the overdue installments of interest at the rate per annum expressed in the Debentures, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                       THIRD: In case the principal of the Outstanding Debentures shall have become due, by declaration as authorized by this Indenture or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal and (so far as may be lawful and if such interest has been collected by the Trustee) upon overdue installments of interest at the rate per annum expressed in the Debentures; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal and interest, without preference or priority of principal over interest or of interest over principal or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and accrued and unpaid interest; and

                       FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 7.06. Limitation on Suits by Holders of Debentures. Except as otherwise expressly provided in this Article, no holder of any Debenture shall have any right by virtue or by availing itself of any provision in this Indenture or otherwise to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, for the appointment of a receiver or trustee, for the execution of any trust or power hereof, or for any other remedy hereunder, unless:

(1) the holders of not less than 25% in aggregate principal amount of the Debentures then Outstanding, shall have made written request upon the Trustee either to proceed to exercise the powers hereinbefore granted or to institute such action, suit, or proceeding in its own name as Trustee hereunder, and such holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

(2) the Trustee within a reasonable time (that in no event shall be less than 60 days) after its receipt of such notice, request and offer of indemnity, shall have failed to proceed to exercise such powers or to institute any such action, suit or proceeding; and

(3) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Debentures then Outstanding, it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this Section, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Nothing herein contained shall, however, affect or impair the right, which is absolute and unconditional, of any Debentureholder to receive and to institute suit to enforce, the payment of the principal of and interest on his Debentures at and after the respective due dates (including maturity, by call for redemption or by declaration pursuant to this Indenture that has not been rescinded pursuant to the provisions of Section 7.01, or otherwise) of such principal or interest, or the obligation of the Company, which is also absolute and unconditional, to pay the principal of and interest on each of the Debentures to the respective holders thereof at the times and places in the Debentures expressed.

SECTION 7.07. Delay or Omission in Exercise of Rights Not Waiver of Default. No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

SECTION 7.08. Right of Holders of Majority in Principal Amount of Debentures to Direct Trustee and Waive Defaults. Subject to the provisions of Sections 8.0l and 8.02, the holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, determined in accordance with Section 9.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee shall have the right, subject to the provisions of Section 8.01, to decline to follow any such direction if the Trustee shall, being advised by counsel, determine that the action so directed may not be lawfully taken, or if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the proceeding so directed would be illegal or involve it in personal liability or that the action so directed would be unduly prejudicial to the holders of Debentures not taking part in such direction; and provided, further, that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and that is not inconsistent with such direction by the Debentureholders. Prior to the declaration of the maturity of the Debentures as provided in Section 7.01, the holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, determined in accordance with Section 9.04, may on behalf of the holders of all of the Debentures waive any past default hereunder and its consequences, except a default in the payment of the principal of or interest on any of the Debentures. In the case of any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 7.09. Trustee to Give Notice of Defaults Known to It, but May Withhold in Certain Circumstances. The Trustee shall, within ninety days after the occurrence of a default (or within ten days of the Trustee's receipt of a demand or written request from not less than 25% in aggregate principal amount of the Debentures then Outstanding to take action under this Indenture), give to the Debentureholders, in the manner and to the extent provided in subsection (c) of
Section 6.04 with respect to reports pursuant to subsection (a) of said Section 6.04, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e), of Section 7.0l, not including (i) any periods of grace provided for therein and (ii) the written notice specified in clause (c) of Section 7.0l); provided, that, except in the case of default in the payment of the principal of or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders.

SECTION 7.10. Requirement of Undertaking to Pay Costs in Certain Suits Under Indenture or Against Trustee. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% in principal amount of the Debentures Outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or interest on any Debenture, on or after the due date expressed in such Debenture.

SECTION 7.11. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the holder of any Debentures shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Debentures on the stated maturities expressed in such Debentures (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

SECTION 7.12. Restoration of Rights and Remedies. If the Trustee or any holder of a Debenture has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders of Debentures shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such holders shall continue as though no such proceeding had been instituted.

SECTION 7.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the holders of Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 7.14. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution or any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE Eight

                             CONCERNING THE TRUSTEE

SECTION 8.01. Duty of Trustee Prior to and After Event of Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            The Trustee upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture.

            No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

(1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;

(b) the Trustee shall not be personally liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts; and

(c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the

Debentures at the time Outstanding (determined as provided in Section 9.04) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

SECTION 8.02.     Certain Rights of Trustee:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of a firm of independent public accountants, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand by the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board, the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived) to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

(e) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture in the absence of negligence by the Trustee;

(f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, or other paper or document unless requested in writing so to do by the holders of not less than a majority in principal amount of the Debentures then Outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(h) none of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(i) The Trustee shall not be responsible in any manner whatsoever for the validity or sufficiency of the Collateral or for perfecting or maintaining any liens on such Collateral.

SECTION 8.03. Trustee Not Liable for Recitals or Issuance of Debentures. The recitals contained herein and in the Debentures (other than the certificate of authentication on the Debentures) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds of such Debentures, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent.

SECTION 8.04. Trustee or Others May Hold Debentures. The Trustee or any paying agent or any Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee or any paying agent or Debenture Registrar.

            The Trustee may become and act as Trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are Outstanding in the same manner as if it were not Trustee or any paying agent or Debenture Registrar.

SECTION 8.05. Moneys Held in Trust. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board, President or a Vice President or its Treasurer or an Assistant Treasurer.

SECTION 8.06.     Compensation, Reimbursement and Indemnity.
                  -----------------------------------------

(a)      The Company covenants and agrees

(1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee; and

(2) to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Company will indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

          To secure the Company's obligation under this Section, the Trustee shall have a lien prior to the Debentures upon all money or property held or collected by the Trustee in its capacity as Trustee, except for such money and property which is held in trust to pay principal (and premium, if any) or interest on particular Debentures.

          When the Trustee incurs any expenses or renders any services after the occurrence of an Event of Default specified in Section 7.01(d) or 7.01(e), such expenses and the compensation for such services are intended to constitute expenses of administration under the United States Bankruptcy Code (Title 11 of the United States Code) or any similar federal or state law for the relief of debtors, subject to court approval.

SECTION 8.07. Right of Trustee to Rely on Officers' Certificates. Except as otherwise provided in Section 8.01, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 8.08. Conflicting Interests. When this Indenture is governed by the Trust Indenture Act, if the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. In determining whether the Trustee has conflicting interests as defined in Section 310(b)(1) of the Trust Indenture Act, the provisions contained in the proviso to said Section 310(b)(1) shall be deemed incorporated herein.

SECTION 8.09. Notice of Default. Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice (or within 10 days of the Trustee's receipt of a demand or written request from not less than 25% in aggregate principal amount of the Debentures then Outstanding to take action under this Indenture), the Trustee shall give to all holders of Debentures, in the manner provided in Section 6.04(c), notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, or interest on any Debentures, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the holders. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default. The proviso to the first sentence of this Section 8.09 shall be in lieu of the proviso to Section 315(b) of the Trust Indenture Act, which latter proviso is hereby expressly excluded from this Indenture.

SECTION 8.10. Requirements for Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $1,000,000, subject to supervision or examination by federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.11.

SECTION  8.11.  Resignation  and Removal of Trustee;  Appointment  of Successor.
(a)The Trustee, or any successor hereafter appointed, may at any time resign and be discharged from the trust hereby created by mailing notice thereof to the Company and to the Debentureholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Section 6.02(a). Any resignation by the Trustee shall not be effective until a successor has been appointed and has accepted such appointment. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument setting forth the name and address of the successor trustee, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee together with a copy to the successor trustee and each Debenture holder. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.10, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)      In case at any time any of the following shall occur:

(1) the Trustee shall fail to comply with the provisions of Section 8.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months;

(2) the Trustee shall cease to be eligible in accordance  with the provisions of
Section 8.10 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

(3) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.10, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c) The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may at any time remove the Trustee and appoint a successor trustee.

(d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.12.

SECTION 8.12. Acceptance by Successor to Trustee. Any successor trustee appointed as provided in Section 8.11 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee, upon payment to it of all amounts due it under Section 8.06 shall, nevertheless, at the written request of the successor trustee, pay over to the successor trustee all moneys at the time held by it hereunder; and the Company and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.10.

            Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Debentureholders at their last addresses appearing upon the registry books.

SECTION 8.13. Successor to Trustee by Merger or Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of
Section 8.08 and eligible under the provisions of Section 8.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.14. Authenticating Agents. The Trustee may, with the consent of the Company, appoint an additional authenticating agent or agents acceptable to the Company with respect to the Debentures which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon exchange or substitution pursuant to this Indenture. (Each such agent hereinafter called "Authenticating Agent").

            Debentures authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Debentures by the
Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 8.14.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 8.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An  Authenticating  Agent may  resign at any time by giving  written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the provisions of this Section 8.14, the Trustee may appoint a successor Authenticating Agent that shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.14.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 8.14.

            If an Authenticating Agent is appointed with respect to the Debentures pursuant to this Section 8.14, the Debentures may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

            "This is one of the Debentures referred to in the within-mentioned Indenture.

Dated:                  [                    ]
                       as Trustee
                       By [Authenticating agent].
                       as Authenticating Agent

                       By______________________________
                       Authorized Signatory"

In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor trustee had itself authenticated such Debentures.

SECTION 8.15. Preferential Collection of Claims Against Company. (a) Subject to the provisions of subsection (b) of this Section, if the Trustee in its individual capacity shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Debentures within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Debentures and the holders of other indenture securities (as defined in subsection (c) of this Section):

(1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

(2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

            Nothing  herein  contained,  however,  shall affect the right of the
Trustee:

                                    (A)     to retain for its own account (i)
payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable State law;

                                    (B)     to realize, for its own account,
upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                                    (C)     to realize, for its own account, but
only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such a three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

                                    (D)     to receive payment on any claim
referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such a three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Debentureholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion between the Trustee, the Debentureholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee who has resigned or been removed after the beginning of such a three months period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such a three months period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                                             (i)        the receipt of property
or reduction of claim that would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months period; and

                                             (ii)       such receipt of
property or reduction of claim occurred within three months after such resignation or removal.

                       (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from

                                  (1)        the ownership or acquisition of
securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                                  (2)        advances authorized by receivership
or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property that shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Debentureholders at the time and in the manner provided in Section 6.04 of this Indenture;

                                  (3)        disbursements made in the ordinary
course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                                  (4)        an  indebtedness created as a
result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

                                  (5)        the ownership of stock or of other
securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                                  (6)        the acquisition, ownership,
acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

                       (c) Solely for purposes of this Section, as used in this Section:

                                  (1)        The term "default" shall mean any
failure to make payment in full of the principal of or interest upon any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable.

                                  (2)        The term "other indenture
securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

                                  (3)        The term "cash transaction" shall
mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                                  (4)        The term "self-liquidating paper"
shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                                  (5)        The term "Company" shall mean any
obligor upon the Debentures.

                                  ARTICLE Nine

                         CONCERNING THE DEBENTUREHOLDERS

SECTION 9.01. Evidence of Action Taken by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by attorney or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

SECTION 9.02. Proof of Execution of Instruments and of Holding of Debentures. Subject to the provisions of Section 8.01, proof of the execution of any instrument by a Debentureholder or his attorney or proxy and proof of the holding by any person of any of the Debentures shall be sufficient for any purpose of this Indenture if made in the following manner:

(a) The fact and date of the execution by any such person of any instrument may be proven by the certificate of any notary public or other officer of any jurisdiction of or within the United States of America authorized to take acknowledgment of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, or by any other method deemed appropriate by the Trustee; and

(b) The ownership of Debentures shall be proven by the registers of such Debentures or by a certificate of any duly appointed registrar thereof. The Trustee shall not be bound to recognize any person as a Debentureholder unless and until his title to the Debentures held by him is proved in the manner in this Article provided. The record of any Debentureholders' meeting shall be proven in the manner provided in Section 10.06. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

SECTION 9.03. Registered Holders of Debentures May be Treated as Owners. Prior to due presentment for registration of transfer, the Company, the Trustee, any paying agent and any Debenture Registrar may deem and treat the person in whose name any Debenture shall be registered upon the books of the Company as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone), for the purpose of receiving payment of or on account of the principal of and interest on such Debenture and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder, for the time being or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debenture.

SECTION 9.04. Debentures Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Indenture, Debentures that are owned by the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debentures that the Trustee knows are so owned shall be so disregarded. Debentures so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 9.05. Action by Debentureholders Binds Future Holder. Any demand, request, waiver, consent or vote of the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Debentures.

                                   ARTICLE Ten

                           ACTION BY DEBENTUREHOLDERS

SECTION 10.01. Purposes For Which Meetings May Be Called. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

(a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Seven;

(b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Eight;

(c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

(d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture, or authorized or permitted by law.

SECTION 10.02. Manner of Calling Meetings. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, City and State of New York, as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 15 days prior to the date fixed for the meeting to the Debentureholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Section 6.02(a).

            Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then Outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures Outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

SECTION 10.03. Call of Meetings by Company or Certain Holders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 20% in aggregate principal amount of the Debentures then Outstanding, shall have requested the Trustee to call a meeting of Debentureholders to take any action specified in Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the time and place in the Borough of Manhattan, City and State of New York, for such meeting, the Trustee shall mail notice of such meeting as provided in Section 10.02 within 20 days after receipt of such request if the request is received at least 35 days before such meeting.

SECTION 10.04. Persons Entitled to Vote At a Meeting. To be entitled to vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures or (b) be a person appointed by an instrument in writing as proxy for the holder or holders of Debentures by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 10.05. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Debentures shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of holders of Debentures, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10.02, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Debentures which shall constitute a quorum.

            Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote not less than 35% in principal amount of the Outstanding Debentures at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

            Except as otherwise provided by the Trust Indenture Act, after this Indenture is qualified thereunder, at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the provisos to Section 11.02) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in principal amount of Outstanding Debentures represented and entitled to vote at such meeting.

            Any resolution passed or decisions taken at any meeting of holders of Debentures duly held in accordance with this Section shall be binding on all the holders of Debentures, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the holders of Debentures of any such resolutions or decisions pursuant to Section 10.05.

SECTION 10.06. Determination of Voting Rights; Conduct and Adjournment of Meeting. Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem fit. Except as otherwise permitted or required by any such regulations, the holding of Debentures shall be proven in the manner specified in Section 9.02 and the appointment of any proxy shall be proven in the manner specified in said Section 9.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, bankers, trust company, broker or dealer deemed by the Trustee to be satisfactory.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote.

            Subject to the provisions of Section 9.04, at any meeting each Debentureholder or proxy shall be entitled to one vote for each $1,000 principal amount of Debentures, provided, however, that no vote shall be cast or counted at any meeting in respect of any Debentures challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice except as provided in Section 10.05.

SECTION 10.07. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section
10.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 10.08. Acts of Debentureholders in Writing. Notwithstanding the provisions hereinbefore contained regarding meetings of Debentureholders, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective and binding upon all holders of Debentures when such instrument or instruments are delivered to the Trustee and, where it is hereby or thereby expressly required, to the Company or other applicable party. Where any action by Debentureholders hereunder requires a vote of the Debentureholders, such action may be taken, without notice and without a meeting, by Debentureholders holding an aggregate principal amount of Outstanding Debentures sufficient to approve such action at a meeting. Such action shall be effective when one or more consents, signed by the holders of Outstanding Debentures in an amount sufficient to authorize the action being taken, are delivered to the Corporate Trust Office of the Trustee.

SECTION 10.09. Direction of Trustee Relative to Appointment of Directors. The Company agrees to give notice to the Trustee at least 45 days prior to the annual meeting for election of directors of the Company, and promptly upon the resignation, disability or death of a director that was appointed by the Trustee. The Trustee shall, within 10 days of its receipt of such notice, give notice to the Debentureholders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of Section 6.02(a), requesting direction as to the identity of all directors that the Trustee is then entitled to appoint and noticing a meeting as specified in Section 10.02, which shall be not less than 15 days after the mailing date of such notice, for the purpose of directing the Trustee with regard to such appointment(s). Provided that the meeting was properly noticed, the act of the Persons entitled to vote not less than a majority in principal amount of Outstanding Debentures represented and entitled to vote at such meeting or who have submitted written consents by the date of such meeting shall constitute the direction of the Trustee. Notwithstanding the foregoing, in the event the required majority vote is not achieved: (i) the Trustee, in its discretion, (x) may select the Director or Directors to be appointed from the nominees submitted or considered by the Debentureholders or, (y) if there are no nominees submitted or considered by the Debentureholder, may select the person(s) who will serve as such Director(s); and (ii) the Debentureholders shall indemnify and hold Trustee harmless from any and all losses, damages or costs arising out of such selection.

SECTION 10.10. No Delay. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

ARTICLE Eleven

                             SUPPLEMENTAL INDENTURES

SECTION 11.01. Supplemental Indentures Authorized By Directors. The Company, when authorized by a resolution of its Board of Directors, and the Trustee, subject to the conditions and restrictions in this Indenture contained, may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for one or more of the following purposes:

(a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to and in accordance with Article Twelve;

(b) to add to the covenants and agreements of the Company in this Indenture contained such further covenants and agreements thereafter to be observed, and to surrender any right or power herein reserved to or conferred upon the Company;

(c) to cure any ambiguity or to correct or supplement any defective or inconsistent provision contained in this Indenture or in any supplemental indenture;

(d) to make such provisions with respect to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture; and

(e) to amend or supplement the Debentures, and related documentation to modify the restrictions on and procedures for resale or other transfers of the Debentures to reflect any change in applicable law or regulation (or interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally.

            The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, provided that no such action shall adversely affect the holders of Debentures, and further provided that the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time Outstanding, notwithstanding any of the provisions of Section 11.02.

SECTION 11.02. Supplemental Indentures with Consent of Debentureholders. With the consent (evidenced as provided in Section 9.01) of the holders (or persons entitled to vote, or to give consents respecting the same) of not less than a majority in aggregate principal amount of the Debentures at the time Outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the holders of the Debentures including any amendments hereto that may affect the rights of Debentureholders to enforce their rights to receive payment of principal of and interest on the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, in a manner adverse to the holders, without the consent of the holder of each Debenture so affected, or (ii) reduce the requirements of Section 10.05 for quorum or voting or reduce the aforesaid percentage of Debentures the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then Outstanding; or (iii) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, City and State of New York pursuant to Section 5.02.

            Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all Debentureholders at their last addresses appearing upon the registry books. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 11.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 11.04. Notation on Debentures in Respect of Supplemental Indentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article, or after any action taken at a Debentureholders' meeting pursuant to Article Ten, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting; and, in such case, suitable notation may be made upon Outstanding Debentures after proper presentation and demand. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture, or to any action taken at any such meeting, may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debentures then Outstanding, upon demand by, and without cost to, the holders thereof, upon surrender of such Debentures.

SECTION 11.05. Trustee May Receive Opinion of Counsel. The Trustee, subject to the provisions of Section 8.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by the terms of this Indenture and that it is not inconsistent therewith. The Trustee shall not be obliged to join in the execution of any supplemental indenture unless it shall receive an Officers' Certificate stating that no consent to the execution thereof is required of any holder of Senior Indebtedness at the time outstanding or that such consents have been obtained.

ARTICLE Twelve

                         CONSOLIDATION, MERGER AND SALE

SECTION 12.01. Company May Consolidate. Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance (or successive sales or conveyances) of the property and assets of the Company (or of its successor or successors) as an entirety or substantially as an entirety, to any other corporation (whether or not affiliated with the Company) authorized to acquire the same; provided, however, (a)(i) the Company is the surviving corporation following such merger or (ii) the corporation (if other than the Company) formed by such consolidation or into which the Company is merged or the person that acquires by conveyance or transfer the properties and assets of the Company is organized under the laws of the United States or any state thereof or the District of Columbia and assumes upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be kept or performed by the Company, by indenture supplemental hereto, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or by the corporation that shall have acquired such property and assets; and (b) immediately after giving effect to such transaction, no Event of Default and no event that, after notice or lapse of time, or both, would become an Event of

Default, shall have happened and be continuing. In the event of any such sale or conveyance the predecessor Company may be dissolved, wound up and liquidated at any time thereafter.

SECTION 12.02. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale or conveyance and upon the execution by the successor corporation of an indenture supplemental hereto, as provided in
Section 12.01, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, with such suitable reference, if any, to such consolidation, merger, sale or conveyance as may be required by the Trustee, any or all of the Debentures issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the written order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures that such successor corporation thereafter shall cause to be signed in accordance with the provisions of this Indenture and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

            Nothing contained in this Indenture or in any of the Debentures shall prevent the Company from consolidating or merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

SECTION 12.03. Opinion of Counsel as Evidence. The Trustee, subject to the provisions of Section 8.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article.

                                ARTICLE Thirteen

                           SUBORDINATION OF DEBENTURES

SECTION 13.01. Agreement to Subordinate; Senior Subordination. The Company covenants and agrees and the Trustee and each holder of Debentures, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Debentures and all obligations of the Company under this

Indenture and the payment of any Claims is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. Only indebtedness of the Company that is Senior Indebtedness shall rank senior to the Debentures in accordance with the provisions set forth in this Article Thirteen.

            The term "obligations" as used herein means, with respect to any indebtedness, any principal, premium, interest (including interest, whether or not allowed, after the filing of a petition initiating any proceeding referred to in Section 7.01(d) or 7.01(e)), penalties, commissions, charges, expenses, fees, indemnifications, reimbursements, and other liabilities or amounts payable under or in respect of the documentation governing such indebtedness.

SECTION 13.02. Distribution on Dissolution or Reorganization. (a) If, upon any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company upon any dissolution, winding up, liquidation, readjustment or reorganization of the Company or its property, whether in bankruptcy, insolvency or receivership proceedings or at execution sale or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, then, in any such case, the holders of all Senior Indebtedness shall first be entitled to receive payment in full of all obligations due or to become due or to become due with respect to such Senior Indebtedness before the holders of the Debentures are entitled to receive any payment or distribution on account of any obligations with respect to the Debentures until all obligations with respect to Senior Indebtedness are paid in full, any payment or distribution, including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Debentures to which Debentureholders would be entitled but for this Article Thirteen, shall be made to holders of Senior Indebtedness, as their interests may appear, for application to the payment or prepayment of, the Senior Indebtedness to the extent necessary to pay in full all such Senior Indebtedness in accordance with the terms thereof, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, except that Debentureholders may receive shares of stock or any debt securities that are subordinated to at least the same extent as the Debentures to Senior Indebtedness. Upon any such application, dissolution, winding up, liquidation, readjustment or reorganization, any payment or distribution of assets of the Company of any kind or character whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this Article shall be paid by the Company or the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or whatsoever, direct to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to pay in full all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and in the event that, notwithstanding the foregoing, upon any such application, dissolution, winding up, liquidation, readjustment or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding) shall be received by the Trustee or the holders of the Debentures before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the holders of the Debentures shall be subrogated (equally and ratably with all other indebtedness ranking pari passu with the Debentures) to the rights of the holders of Senior Indebtedness to receive payments or distribution of assets of the Company applicable to the Senior Indebtedness to the extent that payments or distributions otherwise payable to the Debentureholders have been applied to the payment of Senior Indebtedness until the principal of and interest on the
Debentures shall be paid in full. No such payments or distributions to the Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of the Debentures, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness, on the other hand, and nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Debentures the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any application or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 8.01 hereof, and the holders of the Debentures shall be entitled to rely upon a certificate of a trustee in bankruptcy, a receiver, a liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Debentures for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. If any payment or distribution to which the Debentureholders would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under Senior Indebtedness, then, and in such case, the Debentureholders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, in cash or cash equivalents, of such Senior Indebtedness of such holders.

(b) In the event and during the continuation of any default in the payment of the principal of, or premium, if any, or interest on, any Senior Indebtedness, or any default, or any event that, with notice or lapse of time or both, would constitute a default, in any other agreement, term or condition contained in any agreement under which any Senior Indebtedness is issued, if the effect of such default is to cause, or permit the holder or holders of such Senior Indebtedness (or a trustee on behalf of such holder or holders) to cause, such Senior Indebtedness to become due prior to its stated maturity, no payment or distribution (including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinate to payment of the Debentures) shall be made on the Debentures for or on the account of any obligations with respect to the Debentures or on account of any claim unless and until such default shall have been remedied, if written notice of such default, or of judicial proceedings pending with respect to such default, has been given to the Trustee by the Company, or by any holder of Senior Indebtedness, nor shall any such payment be made if after giving effect, as if paid, to such payment, any such default would exist in the performance or observance of any covenant or agreement of the Company contained in any agreement under which any Senior Indebtedness shall have been issued or pursuant to which Senior Indebtedness shall have been incurred. The Company shall promptly notify the Trustee in writing of the existence of any such default or event or of any judicial proceedings pending with respect to any such default. Within 15 days after receipt of any such notice, the Trustee shall send notification thereof to the Debentureholders in the manner and to the extent provided in Section 6.04(c).

SECTION 13.03. Payments Permitted; Knowledge of Trustee. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Debentures, shall
(a) impair, as between the Company and the Debentureholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Debentures in accordance with their terms, subject to Section
5.01 hereof; (b) affect the relative rights of Debentureholders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness, or (c) subject to the terms of the Security Agreement, prevent the Trustee or any Debentureholder from exercising its available remedies upon an Event of Default, subject to the rights of holders or owners of Senior Indebtedness to receive distributions and payments otherwise payable to Debentureholders and provided that no rights of the Debentureholders or Trustee upon an Event of Default may be exercised so long as any Senior Indebtedness is outstanding, as more fully described in Section 4.01 hereof. The failure to make a payment on account of any obligations with respect to the Debentures by reason of any provision of this Article Thirteen will not be construed as preventing the occurrence of an Event of Default.

            Without limiting the generality of the foregoing, nothing contained in this Article Thirteen will restrict the right of the Trustee or the Debentureholders to take any action to declare the Debentures to be due and payable prior to their stated maturity pursuant to Section 7.01 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable or thereafter declared to be due and payable shall first be paid in full, in cash, before the Debentureholders or the Trustee are entitled to receive any direct or indirect payment from the Company on account of any obligations with respect to the Debentures or to exercise any rights with respect to such Event of Default.

            Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, or of the Debentures, but subject to the provisions of Section 7.07 and Section 8.01 of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness nor of any default in the payment of principal, premium, if any, or interest with respect to any Senior Indebtedness, or of any other default with respect to any Senior Indebtedness, unless and until the Trustee shall have received written notice thereof at its corporate trust office from the Company or the holder or holders of such Senior Indebtedness or any trustee on behalf of such holders who shall have been certified to be such by the Company or who shall have otherwise established to the reasonable satisfaction of the Trustee that he is such a holder or trustee; nor shall the Trustee be charged with knowledge of the curing or waiving of any such default unless and until the Trustee shall have received an Officers' Certificate of the Company to such effect. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holder if it shall, in the exercise of reasonable care, mistakenly pay over or distribute to holders of Debentures, the Company, or any other person, moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

            Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent the application by the Trustee or any paying agent of any moneys held by the Trustee or such paying agent in trust for the benefit of the holders of Debentures as to which notice of redemption shall have been mailed or published at least once prior to the happening of an event of default specified in Section 13.02(b) to the payment of or on account of the principal of and interest on such Debentures, or prevent the application by the Trustee or any paying agent of any moneys deposited, prior to the happening of any event of default specified in Section 13.02(b), with the Trustee or such paying agent in trust for the purposes of paying a specified installment or installments of interest on the Debentures, to the payment of such installments of interest on the Debentures.

            Nothing in this Article shall affect the claims of or payments to the Trustee under or pursuant to Section 8.06.

SECTION 13.04. Debentureholders Authorize Trustee to Subordinate. Each holder of Debentures by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 13.05. Trustee May Hold Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 8.15 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         SECTION 13.06 Third Party Beneficiaries. The provisions of this Article are intended to be for the benefit of, and shall be enforceable directly by each holder of, the Senior Indebtedness.

ARTICLE Fourteen

            SATISFACTION AND DISCHARGE OF INDENTURE;DEPOSITED MONEYS

SECTION 14.01. Satisfaction and Discharge of Indenture. If the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) and not theretofore canceled, or if all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable (the date on which such Debentures become due and payable being hereinafter in this Section called the "maturity" date), or shall have been called for redemption pursuant to Article Three hereof and the Company shall have deposited in trust with the Trustee funds (to be immediately available for payment) sufficient to pay at maturity or upon redemption all of the Debentures (other than any Debentures that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) not theretofore canceled or delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or redemption date, as the case may be, then, subject to the provisions of Article Thirteen:

(a) this Indenture shall cease to be of further effect except as to the then existing rights of the Debentureholders to register the transfer of or exchange of "Debentures" in accordance with the terms of this Indenture and the Debentures, and on or after such maturity date or redemption date, as the case may be, the Trustee, on demand by the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; and

(b) all obligations of the Company in respect of the Debentures shall cease and be discharged (except the obligation to register the transfer of or exchange of Debentures in accordance with the terms of this Indenture and the Debentures), and the holders of such Debentures shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under this Indenture or with respect to such Debentures (except with respect to any rights of registration of transfer, exchange or as above stated).

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.06 shall survive.

SECTION 14.02. Application by Trustee of Funds Deposited For Payment of Debentures. All moneys deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Debentures for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

SECTION 14.03. Payment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand by the Company or Trustee, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 14.04. Return of Unclaimed Money. In case the holder of any Debenture entitled to payment hereunder at any time Outstanding hereunder shall not, within six years after the maturity date of such Debenture, or if such Debenture shall have been called for redemption, then within six years after the date fixed for redemption of such Debenture, claim the amount on deposit with the Trustee or other depositary for the payment of such Debenture, the Trustee or other depositary shall pay over such amount to the appropriate state escheat authorities.

ARTICLE Fifteen

              IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
                              TRUSTEES OR DIRECTORS

SECTION 15.01. Personal Immunity From Liability of Incorporators, Stockholders and Others. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, trustee or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, trustees or directors of the Company, as such, or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such liability is hereby expressly waived and released by every holder of Debentures as a condition of, and as a consideration for, the execution and delivery of the Indenture and the issue of such Debentures.

                                 ARTICLE Sixteen

                            MISCELLANEOUS PROVISIONS

SECTION 16.01. Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 16.02. Acts by Successor Valid. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

SECTION 16.03. Surrender of Powers by Company. The Company by instrument in writing executed by authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

SECTION 16.04. Notices and Demands on Company and Trustee. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Company may be given or served by being deposited as first class mail, except as provided in
Section 7.01(c), postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee) as follows:
General DataComm Industries, Inc., Attention: Chairman, 6 Rubber Avenue, Naugatuck, Connecticut 06762. Any notice, election, request or demand by any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the corporate trust office of the Trustee in the Borough of Manhattan, City and State of New York.

            In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail notice of any event to Debentureholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

SECTION 16.05. Laws of New York to Govern. THIS INDENTURE AND EACH DEBENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

SECTION 16.06. Officer's Certificates and Opinions of Counsel; Statements to be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent have been complied with.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (l) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not in the opinion of such person, there has been compliance with such condition or covenant.

            Any certificate, statement or opinion of an officer of the Company may be based, in so far as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based (insofar as it relates to factual matters information with respect to which is in the possession of the Company) upon the certificate, statement or opinion of or representations by any officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

SECTION 16.07. Payments on Non-Business Days. In any case where the date of maturity of interest on or principal of the Debentures or the date of redemption of any Debenture shall not be a Business Day, then payment of interest or principal may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date and no interest shall accrue for the period after such nominal date.

SECTION 16.08. Provisions Required by Trust Indenture Act of 1939 to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture that is required to be included in this Indenture by any of Sections 3l0 to 317, inclusive, of the Trust Indenture Act of l939, such required provision shall control.

SECTION 16.09. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION  16.10.  Indenture  May Be Executed  in  Counterparts;  Trustee  Accepts
Trusts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The party of the second part hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.



                            {Signature Page Follows}

         IN WITNESS WHEREOF, GENERAL DATACOMM INDUSTRIES, INC., the party of the first part, has caused this Indenture to be signed in its corporate name by its Chairman of the Board, President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, duly attested by its Secretary or an Assistant Secretary or the Treasurer; and HSBC BANK USA, the party of the second part, has caused this Indenture to be signed by one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be affixed hereunto, duly attested by one of its Assistant Secretaries, all as of the day and year first above written.



Attest:                                  GENERAL DATACOMM INDUSTRIES, INC.


                                       By:
---------------------------              -----------------------------------
Name:                                      Name:
Title:                                     Title:

(SEAL)



Attest:                                   HSBC BANK USA


                                          By:
----------------------------              ----------------------------------
Name:                                       Name:
Title:                                      Title:

(SEAL)

                                   EXHIBIT "A"

                                Form of Debenture


                                     [Face]

                        GENERAL DATACOMM INDUSTRIES, INC.

              10% ADJUSTABLE SENIOR SUBORDINATED DEBENTURE DUE 2008

            GENERAL DATACOMM INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to_______ , or registered assigns, at its office or agency in the Borough of Manhattan, City and State of New York, the principal sum of__________________ Dollars on October 1, 2008, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at the rate per annum (the "Applicable Rate") specified in the title of this Debenture (as the same may be adjusted from time to time in accordance with the provisions set forth on the reverse hereof) in like coin or currency, at said office or agency of the Company in the Borough of Manhattan, City and State of New York, payable monthly, commencing on the first day of the third month after the Company has paid in full, in cash, all obligations under the Senior Loan Agreement (as defined in the Indenture) (the "Obligations"), and continuing on the first day of each month thereafter (each, an "Interest Payment Date") until this Debenture is paid in full. The final payment hereunder shall be due and payable on the first day of the 60th month (the "Maturity Date") following the month next succeeding the month in which the Effective Date occurs. Prior to the satisfaction of the Obligations and through the first day of the second month after the Company has fully satisfied the Obligations, interest shall accrue on the unpaid balance of this Debenture but shall not be payable (the "Pre-Commencement Date Interest"). Upon the payment in full of the Obligations, the principal balance of this Debenture shall be amortized together with Pre-Commencement Date Interest at the Applicable Rate over the period commencing on the first day of the second month after the Company has fully satisfied the Obligations (the "Commencement Date") and ending on the Maturity Date. The principal balance of this Debenture and the Pre-Commencement Date Interest shall be paid in equal monthly installments consisting of (i) combined principal and interest at the Applicable Rate and (ii) the amount necessary to amortize the Pre-Commencement Date Interest over the period from the Commencement Date to the Maturity Date, commencing on the first day of the third month after the Company has fully satisfied the Obligations

            Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

            IN WITNESS WHEREOF, GENERAL DATACOMM INDUSTRIES, INC. has caused this Debenture to be executed in its corporate name with the facsimile signature of its Chairman of the Board and a facsimile of its corporate seal to be imprinted hereon, attested with the facsimile signature of its Secretary.

Dated:  September 15, 2003

                                           GENERAL DATACOMM INDUSTRIES, INC.


                                           By:___________________________
                                              Chairman of the Board

Attest:

---------------------------
Assistant Secretary



            [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

            This is one of the Debentures described in the within-mentioned Indenture.

                            HSBC BANK USA, as Trustee

                          By:__________________________
                               Authorized Officer

                                    [Reverse]

                        GENERAL DATACOMM INDUSTRIES, INC.

              10% ADJUSTABLE SENIOR SUBORDINATED DEBENTURE DUE 2008

            This Debenture is one of a duly authorized issue of Debentures of the Company (herein referred to as the "Debentures"), limited to the aggregate principal amount of the Unsecured Creditors' Claims, all issued or to be issued under and pursuant to an indenture dated the Effective Date (herein referred to as the "Indenture"), duly executed and delivered by the Company to HSBC Bank USA, as Trustee (herein referred to as the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights of the holders of the Debentures, the rights, duties and immunities of the Trustee and the rights and obligations of the Company thereunder.

            The indebtedness evidenced by the Debentures is, to the extent provided in the Indenture, subordinate and subject to the rights of, and in right of payment to, the rights of and prior payment in full of, all Senior Indebtedness, as defined in the Indenture, and this Debenture is issued subject to such provisions, and each holder of Debentures, by accepting the same, agrees to and shall be bound by such provisions.

            In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal balance of all of the Debentures, together with accrued interest thereon, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time Outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any indenture supplemental thereto or modifying in any manner the rights and obligations of the holders of the Debentures and of the Company; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or change the subordination provisions in a manner adverse to the holders, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then Outstanding. It is also provided in the Indenture that under certain circumstances the holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may on behalf of the holders of all of the Debentures waive any past default under the Indenture and its consequences except a default in the payment of the principal of or interest on any of the Debentures. Any such consent or waiver by the registered holder of this Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and of any Debenture issued in exchange hereof or in place hereof, irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

            No reference herein to the Indenture and no provisions of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the coin or currency herein prescribed.

            As provided in the Indenture, the Debentures may be redeemed, at the option of the Company, as a whole or from time to time in part, at any time prior to maturity, upon no less than 30 nor more than 60 days' notice by mail to each holder of the Debentures, at a redemption price equal to 100% of the principal amount thereof, together, in each case, with accrued and unpaid interest to the date of redemption; provided, however, that the Debentures may not be redeemed until payment in full of the Obligations. The notice of redemption to the holders of Debentures to be redeemed, in whole or in part, shall be given by mailing a notice of such redemption not later than the fifteenth day, and not earlier than the thirtieth day, before the date fixed for redemption to such holders at their last addresses as they shall appear upon the registration books, all as provided in the Indenture. In the event of a redemption prior to maturity and within the first four (4) years after issuance, interest accrued and payable on the redeemed Debentures from and after the date of this Debenture, shall be recalculated and accrued as follows:

   If Redemption Occurs:            Interest Rate To Be Calculated And Accrued:

On or prior to the second
anniversary of the Effective Date                         7.25

After the second anniversary
of the Effective Date, but on                             8.25
or prior to the third anniversary
of the Effective Date

After the third anniversary
of the Effective Date, but on                             9.25
or prior to the fourth
anniversary of the Effective Date

            The Indenture provides that under the circumstances specified therein funds may be deposited with the Trustee or with any paying agent in advance of the maturity or redemption date of any of the Debentures, in trust for the payment or redemption of such Debentures, and payment of the interest due or to become due thereon, and that thereupon all obligations of the Company in respect of such Debentures shall cease and be discharged (except any obligations to provide for the registration of transfer or exchange of Debentures) and subject to the provisions of Article Fourteen of the Indenture, the holders thereof shall thereafter be restricted exclusively to such funds for any and all other claims on their part under the Indenture or with respect to such Debentures.

            The  Debentures  are  issuable  as  registered   debentures  without
detachable coupons in such denominations as the Company may determine. Upon surrender of this Debenture for registration of transfer at the above-mentioned office or agency of the Company, a new Debenture or Debentures for a like aggregate principal amount, will be issued to the transferee as provided, and subject to the limitations, in the Indenture. No service charge will be made for any such registration of transfer, but the Company may require payment of a sum sufficient to reimburse it for any tax or other governmental charge that may be imposed in relation thereto; and this Debenture may in like manner be exchanged without service charge for one or more new Debentures of other denominations but of the same aggregate principal amount; all subject to the terms and conditions set forth in the Indenture.

            Prior to due presentment for registration of transfer, the Company, the Trustee, any paying agent and any Debenture registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon, and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture registrar shall be affected by any notice to the contrary.

            No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, trustee or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

            All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.